Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	31,002	28,799
Restricted share units	5,970	5,178
Long-term investment revaluation reserve, net of tax	(112,156)	(40,047)
Total reserves	$ 7,893	$ 77,007